UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 14, 2004

INTERWEST MEDICAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Oklahoma

(State or Other Jurisdiction of Incorporation)

2-82655	75-1864474
(Commission File Number)	(IRS Employer Identification No)

3221 Hulen St., Suite C, Fort Worth, TX 76107

(Address of Principal Executive Offices) (Zip Code)

(817) 731-2743

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (l7 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Acquisition or Disposition of Assets.

See Item 8.01 below.

Item 8.01. Other Events

On October 11, 2004, the Company’s Board of Directors proposed a plan to Terminate Registration under the Securities Act of 1934. Further action by the Shareholders to implement this Plan to Terminate Registration will be considered by the shareholders at their Annual Meeting, which is scheduled for December 1, 2004.

Item 9.01. Financial Statements and Exhibits

A copy of the Plan to Terminate Registration is attached hereto as Exhibit “A”.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterWest Medical Corporation

(Registrant)

Date	October 14, 2004	By	/s/ Arch B. Gilbert

(Signature)
Arch B. Gilbert,
President